UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2021

Group Nine Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39905	85-3841363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

568 Broadway Floor 10 New York, New York	10012
(Address of Principal Executive Offices)	(Zip Code)

(646) 786-1980
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant	GNACU	The Nasdaq Capital Market LLC
Class A common stock, par value $0.0001 per share	GNAC	The Nasdaq Capital Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GNACW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

On December 13, 2021, Group Nine Media, Inc., (“G9”) the sole member of Group Nine SPAC LLC, the sponsor (the “Sponsor”) of Group Nine Acquisition Corp. (the “Company”), entered into an Agreement and Plan of Merger by and between Vox Media Holdings, Inc. (“Vox Media”), Voyager Merger Sub, Inc., a subsidiary of Vox Media (“Merger Sub”), and G9 (the “Merger Agreement”). Pursuant to the Merger Agreement, G9 will merge with the Merger Sub and become a wholly owned subsidiary of Vox Media.

As a result of the acquisition, Vox Media will wholly own the Sponsor. The Sponsor holds 5,625,000 shares of the Company’s Class B common stock, which represents approximately 20% of the issued and outstanding shares of common stock of the Company, and as such it is able to unilaterally control the election of the Company’s board of directors and, ultimately, the direction of the Company until its initial business combination, if any.

Item 8.01 Other Events.

On December 14, 2021, G9 and Vox Media issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On December 17, 2021, the Company issued a letter to its stockholders with respect to the Merger Agreement and the transactions described above. The letter is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release, dated December 14, 2021
99.2	Letter to Stockholders, dated December 17, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group Nine Acquisition Corp.

Date: December 17, 2021	By:	/s/ Sean Macnew
	Name:	Sean Macnew
	Title:	Chief Financial Officer

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